UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2007
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-19777	22-3103129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     DUSA Pharmaceuticals, Inc. (“DUSA”) issued a press release on January 8, 2007, attached to and made a part of this report as Exhibit 99, announcing that it had entered into an exclusive Marketing, Distribution and Supply Agreement (the “Agreement”) with Daewoong Pharmaceutical Co., Ltd., (“Daewoong”) and Daewoong’s wholly owned subsidiary, DNC Daewoong Derma & Plastic Surgery Network Company (hereinafter called “DNC” and collectively with Daewoong referred to as “D&D”) covering current and future uses of DUSA’s proprietary Levulan® Kerastick® for photodynamic therapy (“PDT”) in dermatology. The Agreement, dated January 4, 2007, grants D&D exclusive rights to distribute, promote and sell the Levulan® Kerastick® (the “Product”) in Korea, Taiwan, China, including without limitation Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, Thailand and Vietnam (collectively, the “Territory”). DUSA will manufacture and supply the Product to D&D on certain terms and conditions.
     The Agreement has an initial term of ten years (subject to earlier termination and extension provisions). D&D will complete final integration and submission on DUSA’s behalf of all registrations and regulatory filings for the Product in the Territory.
     Under the terms of the Agreement, D&D will make up to $3,500,000 in milestone payments to DUSA, based upon contract execution, certain regulatory approval of the Product from regulatory authorities, and achievement of pre-determined cumulative sales targets in the Territory subject to certain terms and conditions. In order to maintain its exclusive rights, D&D is obligated to purchase a certain number of units of the Product and meet certain regulatory timelines. DUSA will manufacture the Product in its state of the art facility in Wilmington, Massachusetts. DUSA will also receive a minimum transfer price per unit plus a percentage of D&D’s end-user price above a certain level.
     Except for historical information, this report, including the attached press release, contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to expansion of the distribution of the Product, D&D’s expectations for approval and launch date in Korea, preparation and submission of regulatory documents, receipt of milestone payments and transfer price, and DUSA’s obligation to manufacture. Furthermore, the factors that may cause differing results include the uncertainties of the regulatory process, product development risks, reliance on third party manufacturers, and other risks identified in DUSA’s SEC filings from time to time.
Item 9.01 — Financial Statement and Exhibits.

Item No.	Description
99	Press Release, dated January 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: January 8, 2007	By:	/s/ D. Geoffrey Shulman
D. Geoffrey Shulman, MD, FRCPC
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Item No.	Description
99	Press Release, dated January 8, 2007